                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         ARTHUR J. GALLAGHER & CO.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                     LOGO

                           ARTHUR J. GALLAGHER & CO.

                             THE GALLAGHER CENTRE
                               TWO PIERCE PLACE
                          ITASCA, ILLINOIS 60143-3141

                                                                 March 27, 1998

Dear Stockholder:

  Our Annual Meeting will be held on Tuesday, May 19, 1998, at 10:00 a.m., Central Standard Time, at The Gallagher Centre, Two Pierce Place, Second Floor, Itasca, Illinois.

  The formal Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business requiring action at the meeting. A presentation by J. Patrick Gallagher, Jr., President and Chief Executive Officer of the Company, and I will provide information on the business and progress of your Company during 1997 and our directors and officers will be available to answer your questions.

  We appreciate the interest of our stockholders in Arthur J. Gallagher & Co. and are pleased that in the past so many of you have exercised your right to vote your shares. We hope that you continue to do so.

  Whether or not you plan to attend, please mark, sign, date and return the accompanying proxy card as soon as possible. The enclosed envelope requires no postage if mailed in the United States. If you attend the meeting, you may revoke your proxy and vote personally.

                                          Cordially,

                                          ROBERT E. GALLAGHER
                                          Chairman of the Board

                           ARTHUR J. GALLAGHER & CO.
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 19, 1998

To the Stockholders of
 ARTHUR J. GALLAGHER & CO.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Arthur J. Gallagher & Co. (the "Company") will be held Tuesday, May 19, 1998, at 10:00 a.m., Central Standard Time, at The Gallagher Centre, Two Pierce Place, Second Floor, Itasca, Illinois for the following purposes:

  1. To elect Three Class II directors;

  2. To consider and act upon a proposal to approve amendments to the Arthur
     J. Gallagher & Co. 1988 Incentive Stock Option Plan (i) extending the term through May 10, 2008; (ii) authorizing the Option Committee to amend all existing grants so that all options shall immediately vest in the event of a change in control of the Company; (iii) providing that future option grants shall immediately vest in the event of a change in control of the Company; and (iv) increasing the number of shares of Common Stock subject thereto from 550,000 to 875,000;

  3. To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1998; and

  4. To transact such other business as may properly come before the meeting and any adjournment thereof.

  The Board of Directors has fixed the close of business on March 23, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

  Whether or not you plan to attend the Annual Meeting, you are urged to mark, date and sign the enclosed proxy and return it promptly so your vote can be recorded. If you are present at the meeting, you may revoke your proxy and vote in person.

Date: March 27, 1998

                                          By Order of the Board of Directors

                                          CARL E. FASIG
                                          Secretary

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                           ARTHUR J. GALLAGHER & CO.
                             THE GALLAGHER CENTRE
                               TWO PIERCE PLACE
                          ITASCA, ILLINOIS 60143-3141

                                PROXY STATEMENT

                              GENERAL INFORMATION

USE OF PROXIES

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Arthur J. Gallagher & Co. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held on Tuesday, May 19, 1998, in accordance with the foregoing notice. The Proxy Statement and accompanying proxy are being mailed to stockholders on or about March 27, 1998.

  Any proxy may be revoked by the person giving it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. Shares represented by a proxy, properly executed and returned to the Company and not revoked, will be voted at the Annual Meeting.

  Shares will be voted in accordance with the directions of the stockholder as specified on the proxy. In the absence of directions, the proxy will be voted FOR the election of the Class II directors named as the nominees in this Proxy Statement; FOR the approval of amendments to the Company's 1988 Incentive Stock Option Plan (i) extending the term through May 10, 2008; (ii) authorizing the Option Committee to amend all existing grants so that all options shall immediately vest in the event of a change in control of the Company; (iii) providing that future option grants shall immediately vest in the event of a change in control of the Company; and (iv) increasing the number of shares of Common Stock subject thereto from 550,000 to 875,000 and FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1998. Any other matters that may properly come before the meeting will be acted upon by the persons named in the accompanying proxy in accordance with their discretion.

RECORD DATE AND VOTING SECURITIES

  The close of business on March 23, 1998 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the Record Date, the Company had 16,920,499 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote, exercisable in person or by proxy. There are no other outstanding securities of the Company entitled to vote, and there are no cumulative voting rights with respect to the election of directors.

  The presence, in person or by proxy, of a majority of the outstanding shares of the Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes are included in the number of shares present and voting for the purpose of determining if a quorum is present. Abstentions are also included in the tabulation of votes cast on proposals presented to the stockholders but broker non-votes are not.

EXPENSES OF SOLICITATION

  All expenses of the solicitation of proxies will be paid by the Company. Officers, directors and employees of the Company may also solicit proxies by telephone, facsimile or in person.

                        PRINCIPAL HOLDERS OF SECURITIES

  The following tabulation shows with respect to any person who is known to be the beneficial owner as of December 31, 1997 of more than 5% of the Company's Common Stock, par value $1.00 per share, which is its only class of issued and outstanding capital stock, (i) the total number of shares of Common Stock beneficially owned as of such date; and (ii) the percent of Common Stock so owned as of the same date.

                                                      AMOUNT & NATURE PERCENT OF
                    NAME AND ADDRESS OF                OF BENEFICIAL    COMMON
                     BENEFICIAL OWNER                    OWNERSHIP      STOCK
                    -------------------               --------------- ----------
      Franklin Resources, Inc........................    1,047,400(1)    6.2%
      777 Mariners Island Boulevard
      P. O. Box 7777
      San Mateo, CA 94403-7777

  The following tabulation shows with respect to each of the directors of the Company, the executive officers named in the Summary Compensation Table, and all directors and executive officers as a group, fourteen in number, (i) the total number of shares of Common Stock beneficially owned as of March 23, 1998; and (ii) the percent of Common Stock so owned as of the same date.

                                                      AMOUNT & NATURE PERCENT OF
                          NAME OF                      OF BENEFICIAL    COMMON
                     BENEFICIAL OWNER                  OWNERSHIP(2)     STOCK
                     ----------------                 --------------- ----------
      Robert E. Gallagher............................      757,338(3)    4.5%
      T. Kimball Brooker.............................       17,380        *
      John G. Campbell...............................       31,135        *
      Michael J. Cloherty............................       99,502        *
      Peter J. Durkalski.............................       60,885(4)     *
      James W. Durkin, Jr............................       66,200        *
      J. Patrick Gallagher, Jr.......................      191,390(5)    1.1%
      Jack M. Greenberg..............................       27,380        *
      Frank M. Heffernan, Jr.........................      282,200(6)    1.7%
      Philip A. Marineau.............................       19,380        *
      Walter F. McClure..............................       70,906(7)     *
      Gary M. Van der Voort..........................      144,825(8)     *
      James R. Wimmer................................       31,380(9)     *
      All directors and executive officers
       as a group (14 persons).......................    1,856,733      10.7%

--------
   *Less than 1%
(1) Information obtained from a Schedule 13G dated January 27, 1998 filed with the Securities and Exchange Commission by Franklin Resources, Inc., its subsidiaries, Franklin Mutual Advisers, Inc. and Franklin Advisers, Inc., and its principal shareholders, Charles B. Johnson and Rupert H. Johnson, Jr. The Company has been informed that Franklin Resources, Inc., through its subsidiaries, is considered the beneficial owner in the aggregate of 1,047,400 shares, or 6.2% of shares outstanding of the Company's voting Common Stock.

(2) Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934. Unless otherwise stated in these notes, each person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options exercisable within sixty days are deemed outstanding for the purpose of computing the number and percentage owned by such person, but are not deemed outstanding for the purpose of computing the percentage owned by each other person listed. Includes shares which the listed beneficial owner has a right to acquire within sixty days as follows: T. Kimball Brooker, 7,380 shares; John G. Campbell, 13,750 shares; Michael J. Cloherty, 31,500 shares; Peter J. Durkalski, 36,000 shares; James W. Durkin, Jr., 54,093 shares; J. Patrick Gallagher, Jr., 61,000 shares; Jack M. Greenberg, 25,380 shares; Frank M. Heffernan, Jr., 20,100 shares; Philip A. Marineau, 19,380 shares; Walter
    F. McClure, 45,500 shares; Gary M. Van der Voort, 71,500 shares; James R. Wimmer, 27,380 shares; all directors and executive officers as a group (14 persons), 435,463 shares.
(3) Includes 75,000 shares held in trust for the benefit of Robert E. Gallagher's grandchildren, 100,000 shares held by a limited partnership of which Robert E. Gallagher and Isabel Gallagher, his wife, are the general partners, 100,000 shares held in trust for the benefit of Isabel Gallagher, 100,000 shares held by a charitable trust under which Robert E. Gallagher is the trustee; and 69,012 shares held in the Lauren E. Gallagher Trust under which Robert E. Gallagher is a trustee.
(4) Includes 4,885 shares held in trust for the benefit of his minor children by his wife, Delores Durkalski, and another as trustees.
(5) Includes 36,820 shares held in trust for the benefit of his minor children by his wife, Anne M. Gallagher, and another as trustees and 24,404 shares held by his wife.
(6) Includes 260,500 shares held in trust by Frank M. Heffernan, Jr. and Lenore B. Heffernan, his wife, as trustees.
(7) Includes 11,600 shares held in trust by Walter F. McClure and Alice M. McClure, his wife, as trustees, and 10,500 shares held by his wife.
(8) Includes 3,600 shares held as custodian for the benefit of his children under the Uniform Gift to Minors Act.
(9) Includes 4,000 shares held by his wife, Gertrude A. Wimmer.

                             ELECTION OF DIRECTORS

  The Board of Directors of the Company currently consists of ten directors. The directors are divided into three classes: four Class II directors have terms expiring at the 1998 Annual Meeting; three Class III directors have terms expiring in 1999; and three Class I directors have terms expiring in 2000. Each class of directors is elected to three-year terms at sequential annual meetings.

  Set forth below is information concerning the nominees for election as Class II directors as well as information concerning the directors in the other two classes. The Board of Directors recommends a vote FOR the election of such nominees. The persons named on the enclosed proxy card intend to vote the proxies solicited hereby FOR all the nominees named below unless such authority is withheld. The affirmative vote of the holders of a plurality of the shares of Common Stock represented in person or by proxy is required to elect directors.

  If elected, each nominee for Class II director will serve until the 2001 annual election of directors or until his successor is elected and qualified, or until his earlier death, resignation or removal. John G. Campbell, Robert
E. Gallagher, Frank M. Heffernan, Jr. and Walter F. McClure are currently members of the Board of Directors as Class II directors, each having been previously elected by the stockholders. Messrs. Robert E. Gallagher, Heffernan and McClure are the nominees for re-election as Class II directors for three-year terms.

Mr. Campbell has elected not to stand for re-election. After the 1998 Annual Meeting, the Board of Directors may consider candidates to fill the vacancy created by Mr. Campbell's decision. The enclosed proxy cannot be voted for more than three nominees. Should any nominee be unavailable to serve or for good cause refuse to serve, an event which the Board of Directors does not anticipate, the persons named in the enclosed proxy intend to vote the proxies solicited hereby for the election of such other nominee, if any, as they may select.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
               AS CLASS II DIRECTORS WITH TERMS EXPIRING IN 2001

                                       YEAR FIRST ELECTED DIRECTOR, BUSINESS
             NAME              AGE      EXPERIENCE AND OTHER DIRECTORSHIPS
             ----              ---     -------------------------------------
 Robert E. Gallagher(1).......  75 Director since 1950; Chairman since 1990;
                                   Chief Executive Officer from 1963 to 1994.
 Frank M. Heffernan, Jr.......  67 Director since 1996; Vice President since
                                   1987.
 Walter F. McClure............  64 Director since 1981; Senior Vice President since 1993; Vice President from 1980 to
                                   1993.

           MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE AS
                CLASS III DIRECTORS WITH TERMS EXPIRING IN 1999

 Michael J. Cloherty..........  50 Director since 1982; Executive Vice
                                   President and Chief Financial Officer since
                                   1996; Vice President-Finance 1981 to 1996.
 Jack M. Greenberg............  55 Director since 1985; Employed by McDonald's
                                   Corporation since 1982, Vice Chairman since
                                   1992, Chief Financial Officer from 1982 to
                                   1996, Chief Executive Officer since July
                                   1997 and Chairman of McDonald's USA since
                                   1996; Director of McDonald's Corporation,
                                   Harcourt General, Inc. and Stone Container
                                   Corporation.
 Philip A. Marineau...........  51 Director since 1991; Employed by Pepsi-Cola
                                   North America since December 1997 as
                                   President and Chief Executive Officer;
                                   President and Chief Operating Officer of
                                   Dean Foods Co. from 1996 to 1997; President
                                   from 1993 to 1995 and Chief Operating
                                   Officer from 1992 to 1995 of The Quaker Oats
                                   Company; Chairman of the Board of Pete's
                                   Brewing Company since February 1997 and
                                   director since July 1996.

           MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE AS
                 CLASS I DIRECTORS WITH TERMS EXPIRING IN 2000

 T. Kimball Brooker...........  58 Director since 1994; President, Barbara Oil
                                   Company since 1989; Managing Director,
                                   Morgan Stanley & Co., Inc. from 1978 to
                                   1988; Director of Zenith Electronics
                                   Corporation.
 J. Patrick Gallagher, Jr.(1).  46 Director since 1986; Chief Executive Officer since 1995; President since 1990; Chief
                                   Operating Officer from 1990 to 1994; Vice
                                   President-Operations from 1985 to 1990.
 James R. Wimmer(2)...........  69 Director since 1985; Partner, Lord, Bissell
                                   & Brook, attorneys, from 1959 to 1992; Vice-
                                   Chairman and General Counsel of Commonwealth
                                   Industries Corporation from 1991 to 1993.
                                   Mr. Wimmer retired as a partner from Lord,
                                   Bissell & Brook in 1992 and is presently of
                                   counsel to that firm.

--------
(1) Robert E. Gallagher is an uncle of J. Patrick Gallagher, Jr.
(2) Lord, Bissell & Brook has served as outside counsel to the Company for over twenty years.

BOARD OF DIRECTORS

  The Company's Board of Directors has the responsibility to review the overall operations of the Company. The Board members are kept informed of the Company's results of operations and proposed plans and business objectives by the Company's management. During 1997, the Board of Directors met six times. All of the directors attended at least 75% of those meetings and meetings of the committees on which they served. Included among the committees of the Board are standing Nominating, Audit and Compensation Committees.

NOMINATING COMMITTEE

  The Nominating Committee considers new nominees proposed for the Board of Directors and will consider individuals whose names and qualifications are furnished in writing to the Committee (in care of the Chairman at the Company's principal office) by stockholders. Current members of the Nominating Committee are Robert E. Gallagher (Chairman), T. Kimball Brooker and J. Patrick Gallagher, Jr. The Committee met once in 1997.

AUDIT COMMITTEE

  The Audit Committee assists the Board in carrying out its responsibilities for monitoring management's accounting for the Company's financial results and for the timeliness and adequacy of the reporting of those results; discusses and makes inquiry into the audits of the Company's books made internally and by outside independent auditors, the Company's financial and accounting policies, its internal controls and its financial reporting; and investigates and makes a recommendation to the Board each year with respect to the appointment of independent auditors for the following year. Current members of the Audit Committee are James R. Wimmer (Chairman), T. Kimball Brooker, Jack
M. Greenberg and Philip A. Marineau. The Committee met three times in 1997.

COMPENSATION COMMITTEE

  The Compensation Committee determines the salaries, bonuses and other compensation and terms and conditions of employment of the executive officers and certain key employees of the Company and makes recommendations to the Board of Directors with respect to the Company's compensation plans and policies; provided, however, that the Option Committee of the Board of Directors administers the Company's stock option plans. Current members of the Compensation Committee are J. Patrick Gallagher, Jr. (Chairman), T. Kimball Brooker, Robert E. Gallagher, Jack M. Greenberg, Philip A. Marineau and James
R. Wimmer. The Committee met two times in 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  J. Patrick Gallagher, Jr. and Robert E. Gallagher are executive officers of the Company and serve on the Compensation Committee. Both officers abstain from discussion and voting on matters concerning their respective compensation. James R. Wimmer, a director of the Company, is of counsel to Lord, Bissell & Brook, a law firm which provides legal services to the Company.

               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

  Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate filings, including this Proxy Statement, in whole or in part, the following report and the Comparative Performance Graph on page 9 shall not be incorporated by reference into any such filings.

                     REPORT OF THE COMPENSATION COMMITTEE

EXECUTIVE COMPENSATION

  The Compensation Committee is responsible for determining the total compensation, other than stock options, and employment conditions of the Company's executive officers. In determining the total 1997 compensation, the Compensation Committee generally evaluated the executive's contribution to the overall success of the Company in achieving the corporate goals set out below. The business growth and human resources goals were given less weight in determining the executive's compensation than the profit goal.

  Profit--The immediate profit goals of the Company are expressed in the annual budget. The effort of an individual executive in meeting or exceeding the budget of his or her department or division has historically been an important criterion in the evaluation. However, in 1997, the Compensation Committee focused on the contribution of the executive to the overall success of the Company in meeting its budget. Longer term profit goals, as measured against the Company's Three Year Strategic Plan, are also considered in the evaluation. In 1997, the Company generally exceeded its budgetary goals with pretax profit increasing 23% over 1996.

  Business Growth--The Company considers its long term business growth to be a critical factor in the continued success of the Company. Executives are expected to support the Company's acquisition program, which seeks to achieve growth by successfully integrating independent businesses into the corporate structure. Similarly, establishment of operations in new geographic areas, as well as the successful development and marketing of new product lines, are considered necessary to the continued growth of the Company and are included in the evaluation. In 1997, three businesses were acquired. The development and marketing of new product lines continued on a basis consistent with prior years. The Company believes that these efforts had a direct impact on the 6% increase in total revenues achieved in 1997 over 1996.

  Human Resources--As a service business, the Company believes that its employees are its greatest asset. Over 50% of the Company's expenses in 1997 were related to the compensation of its employees and related costs. The Company is committed to the successful hiring, training and retaining of people who promote the growth, financial success and management succession of the Company. An executive's ability to manage these resources, as well as the attendant expenses, is a significant criterion. In 1997, the Company's overall success in effectively managing its employees, while reducing headcount by 3%, evidenced the commitment of the Company's executive officers, as a group, to the corporate goal of continuously improving the quality of its human resources. This was demonstrated by the Company's ability to generate $125,000 in revenue per employee for 1997, one of the highest figures in the industry and an increase from the $115,000 in restated revenue per employee generated during 1996.

  Enhancement of shareholder value is the ultimate goal of the Company. The Compensation Committee believes that its focus on specific corporate goals should result in a strong stock price, improved earnings per share and greater return on stockholders' equity. Earnings per share in 1997 increased by 24% over 1996. This substantial increase was directly related to the efforts of the Company's executive officers during the intense competitive pressures of 1997 and prior years. Recognizing these efforts, the Compensation Committee applied a bonus formula, determined early in 1997, which was based on growth in net earnings per share. Most of the executive officers received substantial bonuses, which were paid in February 1998, from the application of this formula.

  The Company also has a discretionary bonus pool for executive officers and key employees, contingent upon satisfactory corporate growth and the attainment of predetermined managerial goals. These pre-determined goals are extremely varied and, in the case of the executive officers, are established by the individual officer in conjunction with the Compensation Committee. The goals are too diverse to generalize but typically include meeting or exceeding budgetary guidelines and contribution to the Company's profitability. Attainment of these goals in many cases may be determined by a subjective judgment of the individual supervisor or, in the case of the executive officers, by the Compensation Committee. The eligibility for participation in the bonus pool is determined by the Board. Approximately 50 executive officers and key employees are current participants. Certain executive officers who received the formula bonus discussed above also received a discretionary bonus for 1997.

  Option grants to executive officers under the Company's 1988 Nonqualified Stock Option Plan are determined by the Option Committee of the Board of Directors and are generally based upon more subjective factors than those used by the Compensation Committee. The Option Committee considers the recommendations of the executive officers of the Company, the responsibilities of each grantee, his past performance and his anticipated future contribution to the Company. No option grants were made to any executive officer in 1997.

  Amendments to the Internal Revenue Code adopted in 1993 limit the deductibility for federal income tax purposes of certain compensation payable to top executive officers of publicly held corporations. Certain types of compensation are excluded from the limitations. The Company believes that the limitations are not applicable to stock options granted under its 1988 Incentive Stock Option Plan.

  Executive officers participate in the Savings and Thrift Plan, Pension Plan and Stock Option Plan, as well as customary employee health benefits and expense reimbursement in accordance with the Company's policy.

  During 1997, the Committee compared the compensation of the seven most highly compensated executive officers of the Company to the publicly held competitors of the Company included in the Comparative Performance Graph on Page 9. The Committee targets the middle of its competitors' salary range for its executive officers' compensation. The Committee believes that the 1997 compensation of the Company's seven most highly compensated executive officers will be in the middle range when compared to its publicly-held competitors after making certain adjustments for the size of the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

  The 1997 salary of J. Patrick Gallagher, Jr., the Company's Chief Executive Officer, was not increased from the salary received in 1996. Mr. Gallagher received bonuses of $25,000 for 1996, and $300,000 for 1997. In determining Mr. Gallagher's bonus, the Compensation Committee considered the Company's excellent performance in 1997, as well as Mr. Gallagher's voluntary election to reduce his total compensation in prior years.

                                          Compensation Committee
                                          J. Patrick Gallagher, Jr. (Chairman)
                                          Robert E. Gallagher
                                          T. Kimball Brooker
                                          Jack M. Greenberg
                                          Philip A. Marineau
                                          James R. Wimmer

                          SUMMARY COMPENSATION TABLE

  The following table presents information concerning compensation paid or set aside by the Company and its subsidiaries on an accrual basis to or for the benefit of the Chief Executive Officer and each of the other six most highly compensated executive officers of the Company in each of the Company's last three fiscal years.

                                                      LONG TERM
                                         ANNUAL      COMPENSATION
                                      COMPENSATION      AWARDS
                                     --------------- ------------
                                                      SECURITIES   ALL OTHER
                                     SALARY   BONUS   UNDERLYING  COMPENSATION
OFFICER                         YEAR   ($)   ($)(1)  OPTIONS (#)     ($)(2)
-------                         ---- ------- ------- ------------ ------------
Robert E. Gallagher............ 1997 275,000     --        --        7,300
 Chairman                       1996 275,000     --        --        8,000
                                1995 275,000     --        --        7,500
J. Patrick Gallagher, Jr. ..... 1997 356,000 300,000       --        5,100
 President and Chief Executive
  Officer                       1996 356,000  25,000    10,000       4,200
                                1995 356,000  25,000    10,000       2,600
Michael J. Cloherty............ 1997 346,000 500,000       --        6,200
 Executive Vice President and   1996 346,000  25,000    10,000       4,900
  Chief Financial Officer
                                1995 325,000  25,000    10,000       3,200
Gary M. Van der Voort.......... 1997 305,800 122,300       --        5,800
 Vice President                 1996 305,800  15,000    10,000       5,800
                                1995 305,800  15,000    10,000       4,200
Peter J. Durkalski............. 1997 261,500 104,600       --        4,500
 Vice President                 1996 261,500  20,000    10,000       4,500
                                1995 261,500  20,000    10,000       2,300
James W. Durkin, Jr............ 1997 270,000 108,000       --        4,500
 Vice President                 1996 250,000  30,000    10,000       4,400
                                1995 250,000  15,000    10,000       2,700
Walter F. McClure.............. 1997 260,000 104,000       --        8,500
 Senior Vice President          1996 260,000  15,000     7,500       8,700
                                1995 260,000  15,000     7,500       6,800

--------
(1) Represents bonuses related to services rendered in the fiscal year indicated above that were determined and paid in the subsequent fiscal year.
(2) Includes amounts contributed by the Company under the 401(k) match feature of the Company's Savings and Thrift Plan of $3,200 in 1997, $3,000 in 1996 and $1,500 in 1995, and the equivalent annual value of insurance premiums paid by the Company for group term life insurance for the benefit of the named executive officer.

  The following graph demonstrates a five year comparison of cumulative total returns for the Company, the S&P 500 and a New Peer Group comprised of the Company ("AJG & Co."), Aon Corporation, Hilb, Rogal and Hamilton Co., Marsh & McLennan Companies, Inc., Poe & Brown, Inc., Sedgwick Group P.L.C. (through its ADRs) and Willis Corroon Group P.L.C. (through its ADRs). The New Peer Group was revised in 1997 to reflect the effect of consolidation within the industry. The Comparative Performance Graph also includes the Old Peer Group which is comprised of the Company, Alexander & Alexander Services, Inc., Hilb, Rogal and Hamilton Co., Marsh & McLennan Companies, Inc., and Poe & Brown, Inc. Alexander & Alexander Services, Inc. was acquired by Aon Corporation in January 1997, and their results were not available for inclusion in the Comparative Performance Graph for that year. The comparison charts the performance of $100 invested in the Company, the S&P 500, the New Peer Group and the Old Peer Group on
December 31, 1992, with dividend reinvestment.

        Label                  A                      B               C                D
-----------------------------------------------------------------------------------------------
Label              Gallagher (Arthur J.) & Co   S&P 500 Index   New Peer Group   Old Peer Group
-----------------------------------------------------------------------------------------------
    1       1992                          100             100              100              100
-----------------------------------------------------------------------------------------------
    2       1993                       131.05          110.08            95.94             91.7
-----------------------------------------------------------------------------------------------
    3       1994                       119.01          111.53            93.04            93.85
-----------------------------------------------------------------------------------------------
    4       1995                       142.41          153.45           121.83           105.63
-----------------------------------------------------------------------------------------------
    5       1996                       122.69          188.68           147.23           121.63
-----------------------------------------------------------------------------------------------
    6       1997                       141.13          251.63           211.57           178.07

DIRECTORS' COMPENSATION

  Directors who are officers of the Company receive compensation in their capacities as officers and receive no additional compensation for serving as directors.

  Non-employee directors, currently Messrs. Brooker, Greenberg, Marineau and Wimmer, are eligible to receive compensation consisting of nonqualified stock options. In addition, non-employee directors receive an annual retainer of $20,000 per year or, in lieu of the cash retainer, an option to purchase shares of the Company's Common Stock below market value, plus fees of $500 for attendance at each Board meeting or committee meeting on a date other than a Board meeting date. Non-employee directors are reimbursed for travel and accommodation expenses incurred in attending Board or committee meetings. Non-employee directors are not eligible for participation in any other compensation plans of the Company.

  In 1989, the Company's stockholders approved the adoption of the Company's 1989 Non-Employee Directors' Stock Option Plan (the "1989 Plan"), which was subsequently amended in 1990, 1993, 1994, 1996, 1997, and 1998. The 1989 Plan
currently provides that non-employee directors are eligible to be granted nonqualified options to purchase a maximum of 200,000 shares of the Company's Common Stock. The Plan encompasses options granted to non-employee directors at the discretion of the Option Committee of the Company's Board of Directors ("Discretionary Options") and options granted to non-employee directors pursuant to an election made by a non-employee director to receive options in lieu of his annual retainer ("Retainer Options"). Shares issued upon exercise of options granted under the 1989 Plan may be repurchased shares held by the Company or authorized but previously unissued shares.

  Under the 1989 Plan, a Discretionary Option shall be exercisable at such rate and price fixed by the Option Committee. Discretionary Options terminate if not exercised by the date set forth in the 1989 Plan or by such date established by the Option Committee at the time it makes the grant.

  Pursuant to the terms of the 1989 Plan, Messrs. Marineau and Wimmer have elected to receive their annual retainers for 1998 in the form of an option to purchase the Company's Common Stock. Each year on or before two weeks preceding the Company's Annual Meeting of Stockholders, the Option Committee shall determine the number of shares of Common Stock with respect to which a non-employee director may be granted a Retainer Option. The non-employee director's option exercise price per share shall be equal to the Fair Market Value of the Common Stock subject to the Retainer Option less the Annual Retainer, divided by the number of shares subject to the Retainer Option. The option exercise price per share shall be not less than the par value of the Common Stock. "Fair Market Value" is defined as the closing price of the Company's Common Stock as reported on the New York Stock Exchange Consolidated Transaction Reporting System for the day on which the option is granted.

  On May 20, 1997, the Company granted a Retainer Option for 1,000 shares of the Company's Common Stock to each of Messrs. Marineau and Wimmer at an exercise price of $11.50 per share. Such options are exercisable at the rate of one-fourth of such grant each successive quarter commencing August 20, 1997. In addition, on September 1, 1997, the Company granted a Discretionary Option for 5,000 shares of the Company's Common Stock to each of Messrs. Brooker, Greenberg, Marineau and Wimmer at an exercise price of $35.75 per share, which was the closing price for a share of Common Stock as reported on the Consolidated Transaction Reporting System for securities listed on the New York Stock Exchange on that date. Such options are exercisable at the rate of one-third of such grant each successive September 1, commencing September 1, 1998.

  The Company approved a supplemental deferred compensation arrangement, effective July 1, 1996, with Robert E. Gallagher upon his retirement, and to his surviving spouse upon his death, and the surviving spouse of John P. Gallagher, providing for a payment of $100,000 annually, inclusive of any Company pension plan payments, to be paid until the death of each such beneficiary.

SAVINGS AND THRIFT PLAN

  The Company maintains a savings and thrift plan covering substantially all U.S. employees which is qualified under the Internal Revenue Code. Employees who have attained age 21 and completed a year of service may generally contribute up to the lesser of $9,500 in 1997 and $10,000 in 1998 or 15% of their gross earnings on a pre-tax basis under the 401(k) "salary reduction" feature of the plan. Effective for plan years beginning after 1994, the maximum includible compensation for an employee for any year may not exceed an overall salary maximum as determined by the Internal Revenue Service of $160,000. In 1997, the Company matched 50% of any employee's pre-tax contributions up to a maximum 4% of such employee's gross earnings, resulting in a possible maximum matched contribution from the Company of 2% of such employee's gross earnings. Effective July 1, 1997, participating employees may borrow up to 50% of their account balance, subject to certain limitations.

PENSION PLAN

  The Company also maintains a non-contributory defined benefit pension plan covering substantially all domestic employees which is qualified under the Internal Revenue Code. The plan provides an annual pension benefit on normal retirement at age 65 which, when paid in the form of a single life annuity, will equal 1% of final average earnings multiplied by the number of years of credited service, not to exceed 25 years (without any deduction for social security or other offset amounts). A person's earnings for purposes of the plan include all compensation other than allowances such as moving expenses plus any pre-tax contributions under the 401(k) feature of the savings and thrift plan. Effective for plan years beginning after 1988, the maximum includible compensation for a participant for any year may not exceed an overall salary maximum as determined by the Internal Revenue Service of $160,000. The remuneration for executive officers shown under "Salary" and "Bonus" in the Summary Compensation Table constitutes their earnings during 1997 for purposes of the plan without regard to the Internal Revenue Service's limitation. "Final average earnings" are the highest average earnings received in any five consecutive full calendar years before retirement. Employees' pension rights are fully vested after the earlier of (i) 5 years of service with the Company or (ii) the attainment of age 65.

  The following table shows the estimated annual benefits (which are not subject to deduction for social security or other offset amounts) payable on retirement under the Company's defined benefit plan to persons in specific remuneration and credited years of service classifications assuming (i) the person elects the single life annuity basis providing monthly payments without benefits to his survivors and (ii) the person continues in the employ of the Company at his present rate of remuneration until age 65:

                              PENSION PLAN TABLE

          AVERAGE
        REMUNERATION
       DURING HIGHEST
            FIVE                                            YEARS OF CREDITED
        CONSECUTIVE                                              SERVICE
           YEARS                                         -----------------------
           BEFORE                                                         25 OR
         RETIREMENT                                        15      20     MORE
       --------------                                    ------- ------- -------
        $150,000.......................................  $22,500 $30,000 $37,500
         175,000.......................................   26,250  35,000  43,750
         200,000.......................................   30,000  40,000  50,000
         225,000.......................................   33,750  45,000  56,250
         250,000.......................................   37,500  50,000  62,500

  For purposes of estimating potential pension benefits using the foregoing table, the number of years of credited service as of December 31, 1997 for the executive officers named in the Summary Compensation Table are as follows:
Robert E. Gallagher (25 years), J. Patrick Gallagher, Jr. (22 years), Michael
J. Cloherty (15 years), Gary M. Van der Voort (25 years), Peter J. Durkalski (22 years), James W. Durkin, Jr. (21 years), and Walter F. McClure (20 years). Such pension benefits are in addition to amounts payable to such persons under the Company's savings and thrift plan on their retirement and are subject to certain limitations as required under the Internal Revenue Code.

STOCK OPTION PLANS

  The Company maintains a 1988 Incentive Stock Option Plan and a 1988 Nonqualified Stock Option Plan. During the Company's 1997 fiscal year, no executive officers named in the Summary Compensation Table received an option grant.

  The following table sets forth certain information regarding options to purchase shares of Common Stock exercised during the Company's 1997 fiscal year and the number and value of unexercised options to purchase shares of Common Stock held at the end of the Company's 1997 fiscal year by the executive officers of the Company named in the Summary Compensation Table.


              AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                NUMBER OF    NUMBER OF
                                               SECURITIES   SECURITIES      VALUE OF        VALUE OF
                                               UNDERLYING   UNDERLYING    UNEXERCISED     UNEXERCISED
                          NUMBER OF            UNEXERCISED  UNEXERCISED   IN-THE-MONEY    IN-THE-MONEY
                            SHARES     VALUE   OPTIONS AT   OPTIONS AT     OPTIONS AT      OPTIONS AT
                         ACQUIRED ON  REALIZED FY-END (#)   FY-END (#)     FY-END ($)      FY-END ($)
NAME                     EXERCISE (#) ($) (1)  EXERCISABLE UNEXERCISABLE EXERCISABLE(2) UNEXERCISABLE(2)
----                     ------------ -------- ----------- ------------- -------------- ----------------
Robert E. Gallagher.....       --         --        --           --             --              --
J. Patrick Gallagher,
 Jr.....................       --         --     47,500       71,500        401,000         403,000
Michael J. Cloherty.....     8,000     99,000    19,500       63,500         34,000         335,000
Gary M. Van der Voort...    25,000    495,000    59,000       66,000        603,000         368,000
Peter J. Durkalski......     4,000     55,000    23,500       66,000         87,000         368,000
James W. Durkin, Jr.....     1,300     25,000    41,800       65,800        332,000         363,000
Walter F. McClure.......    10,500    211,000    37,800       39,800        406,000         210,000

--------
(1) Market value of underlying securities at exercise, minus the exercise price.
(2) Market value of underlying securities at year end, minus the exercise price.

SEVERANCE PAY PLAN

  The Company has a plan for severance compensation to employees after a hostile takeover. The plan defines a hostile takeover to include, among other events, the following events, if not approved by two-thirds of the members of the Board of Directors in office immediately prior to any such events: the election of directors not nominated by the Board of Directors, a business combination, such as a merger, not approved by the holders of 80% or more of the Common Stock and the Board of Directors or not meeting various "fair price" criteria, or the acquisition of 20% or more of the combined voting power of the Company's stock by any person or entity. All full-time and part-time employees who are regularly scheduled to work 20 or more hours per week and who have completed at least two years of continuous employment with the Company are participants in the plan. A severance benefit is payable under the plan if a participant's employment with the Company terminates voluntarily or involuntarily within two years after a hostile takeover for reasons such as reduction in compensation, discontinuance of employee benefit plans without replacement with substantially similar plans, change in duties or status, certain changes in job location and involuntary termination of employment for reasons other than just cause. For participants who have completed two but less than five years of employment, the benefit is equal to the employee's annual compensation during the year immediately preceding the termination of employment. For employees who have completed five or more years of employment, the benefit is equal to two and one-half times the employee's annual compensation during the 12 months ending on the date of termination of employment, but may not exceed 2.99 times average annual compensation during the preceding five years. Annual compensation is defined for purposes of the plan as the amount of the employee's wages, salary, bonuses and other incentive compensation. Benefits are payable in a lump sum not less than 10 days after termination of employment.

                   PROPOSAL 2--APPROVAL OF AMENDMENTS TO THE
                  COMPANY'S 1988 INCENTIVE STOCK OPTION PLAN

  The Arthur J. Gallagher & Co. 1988 Incentive Stock Option Plan (the "Plan"), adopted in 1988 and amended in 1988 and 1993, authorizes the grant of options for up to 550,000 shares of the Company's Common Stock, of which options for 500,570 shares were granted from 1988 through 1997. After giving effect to the cancellation of options for 123,075 shares under the Plan through February 28, 1998 (thereby becoming available again for grant), options for only 172,505 shares are currently available for grant under the Plan.

  The Board of Directors believes the Plan is accomplishing its purpose which is to promote the interests of the Company and its stockholders by providing key employees with an opportunity to acquire a proprietary interest in the Company and thereby to develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company and its subsidiaries. In addition, the opportunity to acquire a proprietary interest in the Company aids the Company in attracting and retaining key personnel of outstanding ability.

  The Plan provides for a termination date of May 10, 1998. The Board of Directors believes that it is in the best interest of the Company to extend the termination date of the Plan so that it will continue to accomplish its purposes. Accordingly, the Board of Directors, by resolution dated January 22, 1998, approved an amendment extending the Plan for a period not to exceed ten years through May 10, 2008, subject to approval of the Company's stockholders.

  The Plan currently makes no provision for the acceleration of vesting of options in the event of a change in control of the Company. The Board of Directors believes that, in order to maximize the value of an option grant to key employees, it is desirable to provide for the immediate vesting of all options previously granted in the event of a change in control of the Company. Accordingly, the Board of Directors, by resolution dated January 22, 1998, approved an amendment to the Plan which accomplishes this objective, subject to the approval of the Company's stockholders. The proposed amendment defines a change in control of the Company as (a) the acquisition by a person of the beneficial ownership of 50% or more of the Company's voting stock; (b) the cessation, for any reason, of a majority of the directors of the Company to serve as directors during any two year period; or (c) the approval by the stockholders of the Company of the sale of substantially all of the assets of the Company, or any transaction the effect of which would result in (a) or (b) above.

  The Board of Directors believes that an increase in the number of shares available for grant under the Plan is necessary to continue accomplishing its purpose. Accordingly, the Board of Directors, by resolution dated January 22, 1998, approved an amendment to increase the number of shares of the Company's Common Stock subject to the Plan by 325,000 shares from 550,000 shares to 875,000 shares, subject to approval of the Company's stockholders.

  Shares issued upon exercise of options granted under the Plan may be shares held by the Company as treasury shares or as authorized but previously unissued shares. There are not currently any specific plans for grants of options under the Plan. However, it is expected that options will be granted pursuant to the Plan during 1998. The actual number or identity of persons to be granted options has not been determined as of the date of this Proxy Statement. The closing price for a share of the Company's Common Stock on March 23, 1998 on the New York Stock Exchange was $44 9/16.

ADMINISTRATION

  The Plan is administered by the Option Committee of the Company's Board of Directors (the "Committee"). The members of the Committee during 1997 were T. Kimball Brooker (Chairman), Jack M. Greenberg and Philip A. Marineau, each of whom was a non-employee director as that term is used in Rule 16b-3 under the Securities Exchange Act of 1934. Subject to the provisions of the Plan and
Section 422A of the Internal Revenue Code, as amended (the "Code"), the Committee has the authority: (a) to determine which employees of the Company and its subsidiaries shall receive options and how many options each employee shall receive; (b) to grant the options; (c) to determine the terms and conditions of the options including exercise dates, limitations on exercise, and the price and payment terms; (d) to determine the limitation, if any, on the number of shares acquired under an option which may be sold by an employee in any one year; and (e) to adopt such rules and regulations for the administration of the Plan as it deems appropriate.

  The term of office of Committee members and the manner in which such members may be removed from office are within the discretion of the Company's Board of Directors.

ELIGIBILITY

  Participants in the Plan are those salaried officers and other salaried key employees of the Company and its subsidiaries who, in the opinion of the Committee, are in a position to affect materially the profitability and growth of the Company and its subsidiaries. On March 23, 1998, there were approximately 1,000 officers and key employees eligible to participate in the Plan.

GRANT AND EXERCISE OF OPTIONS

  The options granted under the Plan are designed to qualify as "incentive stock options" as that term is defined in the Economic Recovery Tax Act of 1981. The exercise price of an option under the Plan may not be less than 100% of the fair market value of the shares subject thereto (110% in the case of a "10% stockholder" who owns more than 10% of the outstanding voting stock of the Company) at the time the option is granted. The maximum fair market value, determined at date of grant, of stock for which all incentive stock options are first exercisable by any employee in any calendar year may not exceed $100,000.

  Under the Plan, options must expire not later than ten years after the date of grant (five years in the case of an option granted under the Plan to a 10% stockholder). Options granted under the Plan are exercisable at the rate of 10% of the total option for each calendar year after the end of the calendar year in which the option was granted (20% per calendar year in the case of an option granted to a 10% stockholder), together with a carry forward of unexercised options from the same grant for prior years. Subject to the approval of the Company's stockholders of this Proposal, the vesting of the options granted will immediately accelerate in the event of a change in control of the Company.

  In 1997, options for 18,000 shares were granted under the Plan to three key employees, none of whom were directors or executive officers of the Company.

RESTRICTIONS ON EXERCISE AND TRANSFER

  Options granted under the Plan are not transferable, except on the death of the grantee, by will or the laws of descent and distribution. During the lifetime of the grantee, any options granted to him may only be exercised by him. In the event of the termination of a grantee's employment other than by reason of his death or disability, all unexercised options then held by him shall be deemed terminated. If a grantee dies while an employee of the Company or a subsidiary, and before the date of expiration of any option granted under the Plan, such option shall terminate on the earlier of such date of expiration or three months following the date of such death. If the employment of a grantee is terminated by reason of his disability (as such term is defined in Section 22(e)(3) of the Code), such option shall terminate on the earlier of such option's expiration date or one year following such employee's date of termination.

AMENDMENT AND TERMINATION

  The Board of Directors of the Company may amend, suspend or terminate the Plan provided that no such termination or amendment may, without the consent of the individual to whom any option shall have been previously granted, adversely affect the rights of such individuals under such option. Unless first approved by the stockholders of the Company, no amendment shall be made to the Plan which: (a) materially modifies the eligibility requirements; (b) increases the total number of shares of stock which may be purchased under the Plan by all employees or by any one of them; (3) changes the option price fixed by the Committee; or (d) changes the term of the option. Subject to the approval by the stockholders of this Proposal at the 1998 Annual Meeting, no option may be granted under the Plan after its termination on May 10, 2008.

FEDERAL INCOME TAX TREATMENT

  An employee who has been granted an option under the Plan will not realize taxable income and the Company will not be entitled to a deduction at the time of the grant or exercise of such option. The excess of the fair market value of the shares at the time of exercise over the option price constitutes a tax preference item for purposes of computing the employee's alternative minimum tax. If the employee makes no disposition of shares acquired pursuant to an incentive stock option within two years from the date of grant of such option, and within one year of the transfer of the shares to such employee, any gain or loss realized on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. A disposition includes a sale, exchange, gift, or any transfer of legal title, including a contribution of shares to a profit sharing plan. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes. If the foregoing holding period requirements are not satisfied, a portion of any gain in the year of disposition will be taxable to the employee as ordinary income, and the Company will be entitled to a corresponding deduction.

VOTE REQUIRED

  The amendments to the Plan will not become effective unless approved and adopted by the affirmative vote of the holders of at least a majority of the voting stock represented at the Annual Meeting or any adjournment thereof.

                THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                  IN FAVOR OF THE ADOPTION OF THE AMENDMENTS
                          TO THE 1988 INCENTIVE PLAN.

                PROPOSAL 3--RATIFICATION OF THE APPOINTMENT OF
                      ERNST & YOUNG LLP AS THE COMPANY'S
                   INDEPENDENT AUDITORS FOR THE FISCAL YEAR
                           ENDING DECEMBER 31, 1998

  The Audit Committee has considered the qualifications of Ernst & Young LLP and recommended that the Board of Directors appoint them as independent auditors of the Company for the fiscal year ending December 31, 1998. The Board of Directors desires to obtain stockholders' ratification of the Board's action in such appointment. A resolution ratifying the appointment will be offered at the meeting. If the resolution is not adopted, the adverse vote will be considered as a direction to the Board to select other auditors for the following year. Because of the difficulty and expense of making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the year 1998 will stand unless the Board finds other good reason for making a change.

  A representative of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if the representative so desires.

  Ratification requires the affirmative vote by holders of at least a majority of the outstanding shares voting at the Annual Meeting.

                THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                IN FAVOR OF RATIFICATION OF THE APPOINTMENT OF
                      ERNST & YOUNG LLP AS THE COMPANY'S
                        INDEPENDENT AUDITORS FOR 1998.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

  Stockholder proposals to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company at its principal office on or before November 27, 1998 to be considered for inclusion in the Company's proxy materials for that meeting.

                                 OTHER MATTERS

  The Company knows of no other matters to be presented for action at the meeting. If any other matters should properly come before the meeting or any adjournment thereof, such matters will be acted upon by the persons named as proxies in the accompanying proxy according to their best judgment in the best interests of the Company.

  The Annual Report of Stockholders containing financial statements for the year ended December 31, 1997, and other information concerning the Company is being furnished to the stockholders but is not to be regarded as proxy soliciting material.

  Each stockholder is urged to mark, date, sign and return the enclosed proxy card in the envelope provided for that purpose. Your prompt response is helpful and your cooperation will be appreciated.

Dated: March 27, 1998

                                          By Order of the Board of Directors

                                          CARL E. FASIG
                                          Secretary

                           ARTHUR J. GALLAGHER & CO.

                       1988 INCENTIVE STOCK OPTION PLAN

  1. Purpose.

  The purpose of this 1988 Incentive Stock Option Plan (the "Plan") is to promote the interests of Arthur J. Gallagher & Co., a Delaware corporation (the "Company"), and its shareholders by providing key employees on whom rests the major responsibility for the present and future success of the Company and its subsidiaries with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company and its subsidiaries. In addition, the opportunity to so acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability.

  2. Administration.

  All administrative duties hereunder shall rest with the Option Committee of the Board of Directors (hereinafter the "Committee"). The Committee shall have the duty and authority, subject to the provisions of the Plan and of section 422A of the Internal Revenue Code (the "Code"), to:

  (a) determine which individuals shall receive options and how many options each individual shall receive;

  (b) grant the options;

  (c) determine the terms and conditions of the options including exercise dates, limitations on exercise, and the price and payment terms;

  (d) determine the limitation, if any, on the number of shares acquired under an option which may be sold by the employee in any one year;

  (e) prescribe the form or forms of the instruments evidencing any options granted under the Plan and of any other instruments required under the Plan, and to change such forms from time to time; and

  (f) adopt such rules and regulations for the administration of the Plan as it deems appropriate.

  In making the foregoing determinations the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Company's success, and such other factors as the Committee, in its discretion, shall deem relevant.

  3. Shares Subject to the Plan.

  The shares that may be made subject to options under the Plan shall be shares of Common Stock of the Company, one dollar ($1.00) par value ("Common Stock"), and the total shares subject to option and issued pursuant to this Plan shall not exceed, in the aggregate, 300,000 shares of the Common Stock of the Company. If any such option lapses or terminates for any reason without having been exercised in full, the shares covered by the unexercised portion of such option may again be made subject to options granted under the Plan. Shares issued upon exercise of options granted under the Plan may be shares held by the Company either as treasury shares or as authorized but previously unissued shares. Upon authorization from the Board of Directors, the Company may from time to time acquire shares of Common Stock on the open market upon such terms as the Board shall deem appropriate for reserve in its treasury for reissuance in connection with exercises hereunder.

  4. Eligibility.

  Employees eligible to participate in the Plan shall be those salaried officers and other salaried key employees of the Company and its subsidiaries who, in the opinion of the Committee, are in a position to affect materially the profitability and growth of the Company and its subsidiaries. Directors who are salaried key employees within the meaning of the foregoing are eligible to participate in the Plan, provided however that members of the Committee shall not be eligible to receive options. An employee owning stock comprising over 10% of the combined voting power of the Company or any subsidiary, as determined pursuant to applicable regulations under the Code, (a "10% Shareholder"), is not eligible to receive an option unless the option price offered is at least 110% of the fair market value of the stock at the time the option is granted, and unless the option by its terms expires not more than five years from the date of grant. For all purposes of the Plan, except where "wholly owned" is indicated, the term "subsidiary" shall mean a corporation 50% or more of the stock of which is owned directly by the Company or indirectly through another corporation or corporations in which the Company owns 50% or more of the stock.

  5. Granting of Options.

  Subject to the terms and conditions of the Plan, the Committee may from time to time prior to the termination of the Plan grant to eligible employees options to purchase the number of shares of Common Stock authorized by the Committee, subject to such terms and conditions as the Committee may determine. More than one option may be granted to the same employee.

  6. Option Price.

  The purchase price per share of Common Stock subject to an option shall be fixed by the Committee, but shall not be less than 100% (110% in the case of a 10% Shareholder) of the fair market value of a share of Common Stock on the date the option is granted by the Committee.

  7. Term of Options.

  The term of each option shall be not more than 10 years commencing with the date of grant (5 years in the case of a 10% Shareholder). Except as provided in Paragraph 13 hereof, no option may be exercised at any time unless the holder thereof is then an employee of the Company or of a subsidiary.

  8. Method of Exercising Options.

  Any option granted hereunder may be exercised by the optionee by delivering to the Company at its main office (attention of the Secretary) written notice of the number of shares with respect to which the option rights are being exercised and by paying in cash the purchase price of the shares purchased in full, in exchange for the issuance and delivery of certificates therefor. The Committee in its discretion may permit an employee to use shares of stock of the Company as payment for additional stock purchased pursuant to an option. The value of the shares to be used as payment shall be determined by the Committee. The Company may delay the processing of any exercise hereunder so long as may be necessary, in the opinion of counsel to the Company, to comply with securities laws and regulations relating to disclosure of material non-public information concerning the Company.

  9. Amount Exercisable.

  Each option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the option.

  10. Maximum Annual Amount.

  The aggregate maximum fair market value of stock (determined at date of grant) of the underlying Common Stock for which incentive stock options granted hereunder and under any other "incentive" stock option plan of the Company are first exercisable by any employee in any calendar year may not exceed $100,000.

  11. Capital Adjustments Affecting Common Stock.

  In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of shares, the number of shares of Common Stock subject to the plan and the number of shares under the option shall be adjusted in a manner consistent with such capital adjustment. The price of any shares under option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such option.

  12. Transferability of Options.

  Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by the optionee.

  13. Termination of Employment or Death of Optionee.

  Except as may be otherwise expressly provided herein, options shall terminate upon the earlier of the date of the expiration of such option or upon termination of the employment relationship between the Company or a subsidiary and the optionee for any reason other than death or disability as described below. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company or a subsidiary and the optionee shall be determined by the Committee at the time thereof.

  (A) Death. If an optionee dies while in the employ of the Company or a subsidiary, and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or three months following the date of such death. After death, the optionee's executors, administrators, or any person or persons to whom the optionee's option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise the option, in whole or in part, subject to the terms and conditions of the Plan and of the stock option agreement entered into by the optionee.

  (B) Retirement For Disability. If, before the date of expiration of the option, the holder of an option shall retire from the employ of the Company or any subsidiary for reasons of disability and is disabled within the meaning of Internal Revenue Code Section 105(d)94), such option shall terminate on the earlier of the date of expiration or one year after the date of such retirement.

  14. Requirements of Law.

  In the event the shares issuable on exercise of an option are not registered under the Securities Act of 1933, the Company shall imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

    "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel in form and substance satisfactory to the Corporation that registration is not required for such sale or transfer."

The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended); and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall make reasonable efforts to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

  15. No Rights as Stockholder.

  No optionee shall have rights as a stockholder with respect to shares covered by an option until the date of issuance of a stock certificate for such shares; and, expect as otherwise provided in Paragraph 11 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

  16. Employment Obligation.

  The granting of any option shall not impose upon the Company or subsidiary any obligation to employ or continue to employ any optionee; and the right of the Company or subsidiary to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an option has been granted to such officer or employee.

  17. Written Agreement.

  Each option granted hereunder shall be embodied in a written option agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the optionee and by the President, any Vice President or the Secretary of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

  18. Amendment, Termination and Effective Date.

  This Plan shall be effective as of June 1, 1988, and shall terminate ten years after this Effective Date. The Board shall have the right to amend, suspend or terminate the Plan, provided that no termination or amendment of the Plan may, without the consent of the individual to whom any option shall have been theretofore granted, adversely affect the rights of such individual under such option. Unless first approved by the shareholders of the Company, no amendment shall be made to the Plan which:

  (a) materially modifies the eligibility requirements provided in Paragraph
4;

  (b) increases the total number of shares of stock which may be purchased under the Plan by all employees or by any one of them, except as provided in Paragraph 11;

  (c) changes the option price specified in Paragraph 6, except as provided in Paragraph 11; or

  (d) changes the option period in Paragraph 7.

  In Witness Whereof, the Company has caused its President and Secretary to execute this Plan this 10th day of May, 1988.

                                          ARTHUR J. GALLAGHER & CO.

                                                   ROBERT E. GALLAGHER
                                          By: _________________________________
                                             Robert E. Gallagher, President

Attest:

           DEAN H. GOOSSEN
-------------------------------------
     Dean H. Goossen, Secretary

                           AMENDMENT NO. ONE TO THE
                   ARTHUR J. GALLAGHER & CO. 1988 INCENTIVE
                               STOCK OPTION PLAN

  This Amendment No. One to the Arthur J. Gallagher & Co. 1988 Incentive Stock Option Plan, dated July 19, 1988, is made by Arthur J. Gallagher & Co., a Delaware corporation (the "Company").

  Whereas, the Arthur J. Gallagher & Co. 1988 Incentive Stock Option Plan (the "Plan"), was adopted by the Company's Board of Directors on March 15, 1988 subject to approval by the Company's Stockholders, which approval was given on May 10, 1988; and

  Whereas, the Company's Board of Directors has determined that the Plan should be amended to make minor technical corrections to conform with certain provisions of Section 422A of the Internal Revenue Code, as amended;

  Now, Therefore, in consideration of the foregoing and in order to reflect the approvals of the Board of Directors and the Stockholders of the Company:

  1. The first sentence of Paragraph 18 of the Plan is hereby amended in its entirety to read as follows:

    "This Plan shall be effective as of May 10, 1988, and shall terminate ten years after this Effective Date."

  2. Except as expressly amended and supplemented by this Amendment, the Plan is hereby ratified and confirmed in all respects.

  In Witness Whereof, the Company has caused its President and Secretary to execute this Amendment No. One to the Plan as of the 19th day of July, 1988.

                                          ARTHUR J. GALLAGHER & CO.

                                              R. E. Gallagher
                                          By: _________________________________
                                              R. E. Gallagher
                                              President

Attest:

Dean H. Goossen
-------------------------------------
Dean H. Goossen
Secretary

                           AMENDMENT NO. TWO TO THE
                   ARTHUR J. GALLAGHER & CO. 1988 INCENTIVE
                               STOCK OPTION PLAN

  This Amendment No. Two to the Arthur J. Gallagher & Co. 1988 Incentive Stock Option Plan, dated May 11, 1993, is made by Arthur J. Gallagher & Co., a Delaware corporation (the "Company").

  Whereas, the Arthur J. Gallagher & Co. 1988 Incentive Stock Option Plan (the "Plan") was adopted by the Company's Board of Directors and approved by the Company's Stockholders in 1988; and

  Whereas, the Company's Board of Directors has determined that the Plan should be amended to increase the number of shares of the Company's Common Stock subject to the Plan from 300,000 to 550,000 shares subject to approval by the Company's Stockholders, which approval was given on May 11, 1993;

  Now, Therefore, in consideration of the foregoing and in order to reflect the approvals of the Board of Directors and the Stockholders of the Company:

  1. The first sentence of Section 3 of the Plan is hereby amended in its entirety to read as follows:

    "The shares that may be made subject to options under the Plan shall be shares of Common Stock of the Company, one dollar ($1.00) par value ("Common Stock"), and the total shares subject to option and issued pursuant to this Plan shall not exceed, in the aggregate, 550,000 shares of the Common Stock of the Company."

  2. Except as expressly amended and supplemented by this Amendment, the Plan is hereby ratified and confirmed in all respects.

  In Witness Whereof, the Company has caused its President and Secretary to execute this Amendment No. Two to the Plan as of the 11th day of May, 1993.

                                          ARTHUR J. GALLAGHER & CO.

                                                 J. Patrick Gallagher, Jr.
                                          By: _________________________________
                                                 J. Patrick Gallagher, Jr.
                                                         President

Attest;

         Carl E. Fasig
-------------------------------
         Carl E. Fasig
           Secretary

                          AMENDMENT NO. THREE TO THE
                   ARTHUR J. GALLAGHER & CO. 1988 INCENTIVE
                               STOCK OPTION PLAN

  This Amendment No. Three to the Arthur J. Gallagher & Co. 1988 Incentive Stock Option Plan, dated August 31, 1993, is made by Arthur J. Gallagher & Co., a Delaware corporation (the "Company").

  Whereas, the Arthur J. Gallagher & Co. 1988 Incentive Stock Option Plan (the "Plan") was adopted by the Company's Board of Directors and approved by the Company's Stockholders in 1988; and

  Whereas, the Plan currently requires that a stock option grant be evidenced by a written agreement to be signed by the optionee; and

  Whereas, the Company, upon the recommendation of the Stock Option Committee, has determined that it is in the best interest of the Company to be able to, from time to time, evidence the grant of options in a manner most meaningful to employees; and

  Whereas, upon the recommendation of the Stock Option Committee, the Company desires to amend the Plan to allow for more meaningful communication to optionees regarding the grant of stock options;

  Now, Therefore, be it Resolved, that the Plan is amended as follows:

  1. Section 17 "Written Agreement" is hereby deleted in its entirety and replaced with:

    "17. Form of Agreement

    Each Option granted hereunder shall be embodied in a writing, the form and content of which shall be as the Committee in its discretion shall deem advisable."

  2. Except as expressly amended and supplemented by this Amendment, the Plan is hereby ratified and confirmed in all respects.

  In Witness Whereof, the Company has caused its President and Secretary to execute this Amendment No. Three to the Plan as of the 31st day of August, 1993.

                                          ARTHUR J. GALLAGHER & CO.

                                                 J. Patrick Gallagher, Jr.
                                          By: _________________________________
                                                 J. Patrick Gallagher, Jr.
                                                         President

Attest:

            Carl E. Fasig
-------------------------------------
            Carl E. Fasig
              Secretary

                                   PROPOSED
                           AMENDMENT NO. FOUR TO THE
                   ARTHUR J. GALLAGHER & CO. 1988 INCENTIVE
                               STOCK OPTION PLAN

     THIS AMENDMENT NO. FOUR to the ARTHUR J. GALLAGHER & CO. 1988 INCENTIVE STOCK OPTION PLAN, dated __________, 1998, is made by Arthur J. Gallagher & Co., a Delaware corporation (the "Company").

     WHEREAS, the Arthur J. Gallagher & Co. 1988 Incentive Stock Option Plan (the "Plan") was adopted by the Company's Board of Directors and approved by the Company's Stockholders in 1988; and

     WHEREAS, the Company's Board of Directors has determined that, subject to approval by the Company's Stockholders, which approval was given on May 19, 1998, Sections 2, 3 and 18 should be amended to (i) authorize the Option Committee to amend all existing option grants so that, in the event of a change in control of the Company, the option shall become immediately exercisable in full; (ii) increase the number of shares of the Company's Common Stock subject to the Plan from 550,000 to 875,000; and (iii) to extend the termination date of the Plan to May 10, 2008; and a new Section 19 should be added to the Plan providing that future option grants shall become immediately exercisable in the event of a change in control of the Company.

     NOW, THEREFORE, in consideration of the foregoing and in order to reflect the approvals of the Board of Directors and the Stockholders of the Company:

1. Section 2 of the Plan is hereby amended in its entirety to read as follows:

          "A. All administrative duties hereunder shall rest with the Option Committee of the Board of Directors (hereinafter the "Committee"). The Committee shall have the duty and authority, subject to the provisions of the Plan and of section 422A of the Internal Revenue Code (the "Code"), to:

               (i) determine which individuals shall receive options and how many options each individual shall receive;

               (ii) grant the options;

               (iii) determine the terms and conditions of the options including exercise dates, limitations on exercise, and the price and payment terms;

               (iv) determine the limitation, if any, on the number of shares acquired under an option which may be sold by the employee in any one year;

               (v) prescribe the form or forms of the instruments evidencing any options granted under the Plan and of any other instruments required under the Plan, and to change such forms from time to time; and

               (vi) adopt such rules and regulations for the administration of the Plan as it deems appropriate.

          B. In making the foregoing determinations the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Company's success, and such other factors as the Committee, in its discretion, shall deem relevant.

          C. The Committee is further authorized, at its discretion, to amend at any time all previous grants of options pursuant to the Plan and in effect as of May 19, 1998, to provide that in the event of a change in control of the Company, as defined in Paragraph 19 below, all such options shall become immediately vested and exercisable."

2. The first sentence of Paragraph 3 of the Plan is hereby amended in its entirety to read as follows:

     "The shares that may be made subject to options under the Plan shall be shares of Common Stock of the Company, one dollar ($1.00) par value ("Common Stock"), and the total shares subject to option and issued pursuant to this Plan shall not exceed, in the aggregate, 875,000 shares of the Common Stock of the Company."

3. The first sentence of Paragraph 18 of the Plan is hereby amended in its entirety to read as follows:

     "This Plan shall be effective as of May 10, 1988 and shall terminate on May 10, 2008."

4.   A new Paragraph 19 of the Plan shall be added as follows:

     "19.  Change in Control

     In the event of a change in control of the Company, as defined below, each option outstanding shall immediately become exercisable in full. For all purposes of the Plan, a "change in control of the Company" occurs if: (a) any person or group, as defined in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended, is or becomes the beneficial owner, directly or indirectly of securities of the Company representing 50 percent or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new directors whose election by the Board or nomination for election by the Company's Stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved cease for any reason to constitute at least a majority thereof; or the Stockholders of the Company shall approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (a) or (b) above."

     IN WITNESS WHEREOF, the Company has caused its President and Secretary to
execute this Amendment No. Four to the Plan as of the    day of       , 1998.

                                         ARTHUR J. GALLAGHER & CO.


                                         By:_____________________________
                                            J. Patrick Gallagher, Jr.
                                            President

ATTEST:


-------------------------------
Carl E. Fasig
Secretary

      -                                           -



      -                                           -
PROXY                                                                      PROXY
                                      LOGO
                           ARTHUR J. GALLAGHER & CO.
                                TWO PIERCE PLACE
                             ITASCA, ILLINOIS 60143

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Robert E. Gallagher and J. Patrick Gallagher, Jr., or either of them, as attorneys and proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of voting stock of Arthur J. Gallagher & Co. held of record by the undersigned on March 23, 1998, at the Annual Meeting of Stockholders to be held on May 19, 1998 or any adjournment thereof.

  IN THEIR DISCRETION, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THIS PROXY IS REVOCABLE AT ANY TIME.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                 (Continued and to be signed on reverse side.)

              ARTHUR J. GALLAGHER & CO.
              PLEASE MARK VOTE IN OVAL
              IN THE FOLLOWING MANNER
              USING DARK INK ONLY.
                                         0
                                         I
                                         0
      -                                           -



      -                                           -

                                      For
                                       0

                                    Withheld
                                       0
                                    For All
                                     Except
0

                                      For
                                       0

                                    Against
                                       0

                                    Abstain
0
1. Election of Directors--Class II Nominees for term expiring in 2001 are Robert E. Gallagher, Frank M. Heffernan, Jr. and Walter F. McClure.
 ----------------
 Nominee Exception
2.  Approval of amendments to the Company's 1998 Incentive Stock Option Plan
   (i) extending the term through May 10, 2008; (ii) providing that all exist-ing and future grants shall immediately vest in the event of a change in control of the Company; and (iii) increasing the number of shares subject to such plan from 550,000 to 875,000.

                                      For
                                       0

                                    Against
                                       0

                                    Abstain
0
3. Ratification of the appointment of Ernst & Young LLP as the independent auditors of the Corporation for 1998.
     Dated: ______________________________________________________________, 1998
Signature(s) ___________________________________________________________________
________________________________________________________________________________
IMPORTANT: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS OPPOSITE. IN THE CASE OF JOINT HOLDERS, ALL SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINIS-TRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.